MONARCH FUNDS

                           DAILY ASSETS TREASURY FUND
                          DAILY ASSETS GOVERNMENT FUND
                             DAILY ASSETS CASH FUND

                SUPPLEMENT DATED MARCH 8, 2005 TO THE PROSPECTUS
                 FOR THE UNIVERSAL SHARES DATED JANUARY 7, 2005


Effective February 24, 2005, Monarch Funds (the "Trust") ceased publicly offering Universal Shares (the "Class") of Daily Assets Treasury Fund, a series of the Trust.